Trade and Other Payables	12 Months Ended
Jun. 30, 2021
Subclassifications of assets, liabilities and equities [abstract]
Trade and Other Payables	Trade and Other Payables

	2021 £’000	2020 £’000
Trade payables	£6,998	£2,159
Other taxation and social security	10,104	8,293
Other liabilities	3,703	2,810
Accruals	53,938	42,134
Deferred income	3,891	3,203
Total trade and other payables	£78,634	£58,599
Deferred income represents client contract liabilities at year end where cash was received from clients but Endava is yet to perform the work. £2.8 million of the deferred income recognised at 1 July 2020 was recognised as revenue during the year (2020: £2.1 million). Other than business-as-usual movements there were no significant changes in deferred income balance during the year. From the £3.9 million deferred income in balance as of 30 June 2021, £0.3 million comes from acquired companies during the reporting period (£nil as of 30 June 2020).